                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 12, 2000



                            HANOVER FOODS CORPORATION
             (Exact name of registrant as specified in its charter)




        Pennsylvania                     0-17896                23-0670710
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)





            1486 York Road, P.O. Box 334, Hanover, Pennsylvania 17331
                (Address of principal executive offices/Zip Code)

Former name, former address, and former fiscal year, if changed since last report: N/A
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ITEM 5.  OTHER EVENTS

The following information is qualified in its entirety by, and should be read in conjunction with, the more detailed information and financial data, including the Consolidated Financial Statements of Hanover Foods Corporation and its subsidiaries (the "Company"), and the notes thereto, appearing in the Company's reports filed with the Securities and Exchange Commission ("SEC"). Except for the historical information contained herein, this Current Report on Form 8-K, contains certain forward-looking statements regarding the Company's business and prospects that are based upon numerous assumptions about future conditions which may ultimately prove to be inaccurate and actual events and results may materially differ from anticipated results described in such statements. Such forward-looking statements involve risks and uncertainties, such as industry conditions and price and volume fluctuations competition, regulation, general risks of the food industry, environmental risks and risks associated with foreign operations. Any one or a combination of these factors could have a material adverse effect on the Company's business, financial condition and results of operations. These forward-looking statements represent the Company's judgment as of the date of this report. The Company disclaims, however, any intent or obligation to update these forward-looking statements.

         On September 12, 2000, in the matter, Michael A.Warehime v. Arthur Schaier, Cyril T. Noel, Clayton J. Rohrbach, Jr., John A. Warehime and Hanover Foods Corporation, (Civil No. 99-SU-03860-07), the Superior Court of Pennsylvania stated, in a Memorandum decision, that the June 25, 1997 shareholder vote, which adopted the Amended and Restated Articles of Incorporation of the Company should be set aside, and remanded the case to the Court of Common Pleas of York County to determine what further relief would be appropriate. It is anticipated that reconsideration or a stay of the decision by the Pennsylvania Superior Court will be sought; and if the Pennsylvania Superior Court decision is not reconsidered or stayed, the decision will be appealed to the Pennsylvania Supreme Court, which is currently considering a related issue.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of business acquired.

                           Not applicable.

         (b)      Pro-forma Financial Information.

                           Not applicable.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

S-K Item
Number            Description
------            -----------
99.1              Memorandum decision of the Superior Court of Pennsylvania with respect to the appeal from the Order entered September 7,
                  1999, in the Court of Common Pleas of York County in the
                  matter of Michael A. Warehime v. Arthur Schaier, Cyril T.
                  Noel, Clayton J. Rohrbach, Jr., John A. Warehime and Hanover
                  Foods Corporation, Civil No. 99-SU-03860-07

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HANOVER FOODS CORPORATION



Date:  September 18, 2000                By: |s| Gary T. Knisely
                                             -------------------
                                         Gary T. Knisely
                                         Executive Vice President and Secretary
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                                  EXHIBIT INDEX

S-K Item
Number            Description
------            -----------
99.1              Memorandum decision of the Superior Court of Pennsylvania with respect to the appeal from the Order entered September 7,
                  1999, in the Court of Common Pleas of York County in the
                  matter of Michael A. Warehime v. Arthur Schaier, Cyril T.
                  Noel, Clayton J. Rohrbach, Jr., John A. Warehime and Hanover
                  Foods Corporation, Civil No. 99-SU-03860-07